For the three months ended March 31, 2015, the net asset value per Common Share increased 1.51% while the investment return to our stockholders decreased by 0.06%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income), increased 0.96%. For the twelve months ended March 31, 2015, the return on the net asset value per Common Share increased by 7.77%, and the return to our stockholders increased by 9.17%; these compare with an increase of 12.75% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on March 31, 2015, it was 13.4%.

As detailed in the accompanying financial statements (unau-dited), as of March 31, 2015, the net assets applicable to the Company’s Common Stock were $1,220,964,927 equal to $40.37 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2015 was $14,888,724. During this period, the net realized gain on investments sold was $8,341,230 and the increase in net unrealized appreciation was $5,816,238. Net investment income for the three months was $3,559,249 and distributions to Preferred Stockholders amounted to $2,827,993.

During the three months, 625,974 shares of the Company’s Common Stock were repurchased for $21,823,502 at an average discount from net asset value of 13.6%.

The positive returns of the past six years continued through the first quarter, albeit at a modest pace. While the US equity market may appear fully valued, it remains supported by historically high operating margins, low interest rates, and a favorable competitive position. Rather than attempting to grow sales by pursuing marginal revenue opportunities as they have in the past, companies have generally employed responsible capital allocation strategies given the environment.

The conundrum for investors, which we described last year as the divergence between the moderate advance of the real economy and the stronger performance of the financial economy, remains. The U.S. economy entered 2015 with modestly weakened momentum just as it had in 2014. This year, the strength in the U.S. dollar will likely weigh on export oriented industries as well domestic companies competing with lower priced imports. West coast port closures, due to striking workers, also had a negative impact as did colder temperatures, particularly in the population-dense northeastern quarter of the country. Additional weights on first quarter GDP growth include: the oil and gas industry which faces a difficult price environment, has employed an aggressive cost cutting strategy, and has reduced capital expenditures; and significant geo-political uncertainty as the U.S. attempts to diplomatically deal with a number of crises.

Over the near to mid-term, reduced energy costs should be favorable for the economy. Aside from increased premiums for healthcare insurance, households are doing better than a year ago. Though still muted, wage growth continues on an upward trajectory and conversion of labor from part-time to full-time has also improved, which is a positive both for household income and formations. Unemployment claims data continue to suggest that the labor market is in good shape and consumer confidence has been relatively strong during this period. These and other factors might lead one to conclude that a number of economic concerns confronting the economy may be temporal in nature.

Likewise, strong performance of many of our trading partners’ equity markets, in local currency terms, has largely been based on aggressive monetary policies which may improve growth worldwide. Europe, in particular, has enjoyed strong financial market returns as have a number of emerging markets. Asset appreciation and currency weakness in these countries is seemingly having the desired effect of elevating consumption, reducing uncertainty, and improving balances of trade, though it remains to be seen how robust the impact will be longer term

In sum, investors in U.S. equity markets may continue to grapple with the notion of weaker than anticipated economic growth. Historically, a strong U.S. dollar has had a favorable impact on financial markets and the economy (subject to limits of course). Despite a pledge from the Federal Reserve to raise interest rates soon, they appear likely to remain historically low for the foreseeable future as economic growth remains muted and inflation is benefitting from lower import costs both on inputs and finished products. The U.S. economy appears capable of returning to its 2%-2.5% trajectory, providing a relatively stable environment for companies to continue to repurchase shares, deploy resources in a disciplined manner through capital expenditures and engage in merger and acquisition activity to reduce costs. Thus, despite six strong years of financial gains, the current environment remains favorable for equities when compared to fixed income investments. And though gains ahead may be more muted given the significant outperformance of the financial economy when compared to the real economy, it is not without historic precedent.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2015. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest

President and Chief Executive Officer

April 15, 2015

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (1.7%)
DISCRETIONARY	1,264,063	Ford Motor Company	(Cost $16,174,723)	$20,401,977
(10.3%)	RETAILING (8.6%)
	216,300	Target Corporation		17,751,741
	1,244,668	The TJX Companies, Inc.		87,188,993
			(Cost $16,315,129)	104,940,734
			(Cost $32,489,852)	125,342,711

CONSUMER	FOOD, BEVERAGE AND TOBACCO (10.1%)
STAPLES	196,039	Danone		13,197,887
(13.9%)	237,400	Diageo plc ADR		26,249,318
	450,000	Nestle S.A.		33,995,470
	195,000	PepsiCo, Inc.		18,645,900
	734,620	Unilever N.V.		30,734,679
			(Cost $70,472,922)	122,823,254
	FOOD AND STAPLES RETAILING (3.8%)
	307,800	Costco Wholesale Corporation	(Cost $9,322,526)	46,630,161
			(Cost $79,795,448)	169,453,415

ENERGY	185,000	Anadarko Petroleum Corporation		15,319,850
(9.4%)	301,478	Apache Corporation		18,188,168
	1,372,819	Cameco Corporation		19,123,369
	420,000	Ensco plc - Class A		8,849,400
	585,000	Halliburton Company		25,669,800
	200,000	Occidental Petroleum Corporation		14,600,000
	803,803	Ultra Petroleum Corp. (a)		12,563,441
			(Cost $110,678,755)	114,314,028

FINANCIALS	BANKS (2.8%)
(21.9%)	668,800	FCB Financial Holdings, Inc., Class A (a)		18,305,056
	125,000	M&T Bank Corporation		15,875,000
			(Cost $13,638,263)	34,180,056
	DIVERSIFIED FINANCIALS (5.3%)
	245,000	American Express Company		19,139,400
	360,000	JPMorgan Chase & Co.		21,808,800
	518,500	Nelnet, Inc.		24,535,420
			(Cost $26,804,910)	65,483,620
	INSURANCE (13.8%)
	293,492	Aon plc		28,210,451
	730,000	Arch Capital Group Ltd. (a)		44,968,000
	110	Berkshire Hathaway Inc. Class A (a)		23,925,000
	135,000	Everest Re Group, Ltd.		23,490,000
	365,000	MetLife, Inc.		18,450,750
	255,000	PartnerRe Ltd.		29,154,150
			(Cost $44,600,085)	168,198,351
			(Cost $85,043,258)	267,862,027

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(11.2%)	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$9,888,000
	200,000	Celgene Corporation (a)		23,056,000
	443,600	Gilead Sciences, Inc. (a)		43,530,468
	265,142	Intra-Cellular Therapies Inc.		6,331,591
	427,191	Merck & Co., Inc.		24,554,939
	705,808	Pfizer Inc.		24,555,060
	508,375	Repros Therapeutics Inc. (a)		4,366,941
			(Cost $69,260,695)	136,282,999

INDUSTRIALS	CAPITAL GOODS (7.5%)
(14.0%)	219,131	Eaton Corporation PLC		14,887,760
	1,015,000	General Electric Company		25,182,150
	390,000	Owens Corning		16,926,000
	300,000	United Technologies Corporation		35,160,000
			(Cost $73,018,724)	92,155,910
	COMMERCIAL AND PROFESSIONAL SERVICES (6.4%)
	1,037,100	Republic Services, Inc.		42,064,776
	273,798	Towers Watson & Co. Class A		36,191,989
			(Cost $32,629,367)	78,256,765
	TRANSPORTATION (0.1%)
	72,500	Hertz Global Holdings, Inc. (a)	(Cost $1,569,031)	1,571,800
			(Cost $107,217,122)	171,984,475

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.3%)
TECHNOLOGY	256,850	ASML Holding N.V.		25,949,555
(18.6%)	833,700	Intel Corporation		26,069,799
			(Cost $24,319,428)	52,019,354
	SOFTWARE AND SERVICES (3.7%)
	680,686	Microsoft Corporation		27,673,289
	365,534	Synchronoss Technologies, Inc. (a)		17,348,244
			(Cost $28,849,489)	45,021,533
	TECHNOLOGY HARDWARE AND EQUIPMENT (10.6%)
	394,000	Apple Inc.		49,025,420
	1,000,000	Cisco Systems, Inc.		27,525,000
	615,000	EMC Corporation		15,719,400
	536,200	QUALCOMM Incorporated		37,180,108
			(Cost $66,114,556)	129,449,928
			(Cost $119,283,473)	226,490,815

MATERIALS	76,300	The Dow Chemical Company		3,660,874
(1.3%)	564,553	Huntsman Corporation		12,516,140
			(Cost $15,667,491)	16,177,014

MISCELLANEOUS		Other (b)	(Cost $36,168,446)	39,633,757
(3.2%)

TELECOMMUNICATION	623,852	Vodafone Group plc ADR	(Cost $21,262,882)	20,387,483
SERVICES
(1.7%)
		TOTAL COMMON STOCKS (105.5%)	(Cost $676,867,422)	1,287,928,724

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
131,648,548	SSgA U.S. Treasury Money Market Fund (10.8%)	(Cost $131,648,548)	$131,648,548
TOTAL INVESTMENTS (c) (116.3%)		(Cost $808,515,970)	1,419,577,272
Liabilities in excess of receivables and other assets (-0.7%)			(8,495,170)
PREFERRED STOCK (-15.6%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,220,964,927

ADR - American Depository Receipt (a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(c) At March 31, 2015 the cost of investments for Federal income tax purposes was $808,515,970, aggregate gross unrealized appreciation was $639,918,436, aggregate gross unrealized depreciation was $28,857,134, and net unrealized appreciation was $611,061,302.

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Eaton Corporation PLC	35,000	219,131	(b)
Huntsman Corporation	564,553	564,553
Intra-Cellular Therapies Inc.	—	265,142	(b)
ADDITIONS
Anadarko Petroleum Corporation	45,000	185,000
Cameco Corporation	140,475	1,372,819
Ensco plc - Class A	65,000	420,000
General Electric Company	100,000	1,015,000
Gilead Sciences, Inc.	30,000	443,600
Occidental Petroleum Corporation	45,000	200,000
Owens Corning	15,000	390,000
Synchronoss Technologies, Inc.	26,880	365,534
Vodafone Group plc ADR	71,164	623,852

DECREASES
ELIMINATIONS
Alpha Natural Resources, Inc.	2,133,269	—
International Game Technology	690,000	—
Kohl’s Corporation	259,050	—
Platinum Underwriters Holdings, Ltd.	325,000	—
Verizon Communications Inc.	459,702	—
Weatherford International Ltd.	470,000	—
REDUCTIONS
Apple Inc.	20,000	394,000
Arch Capital Group Ltd.	20,000	730,000
The Dow Chemical Company	260,000	76,300
FCB Financial Holdings, Inc., Class A	1,200	668,800
JPMorgan Chase & Co.	10,000	360,000
Nelnet, Inc.	6,500	518,500
Pfizer Inc.	50,000	705,808
Target Corporation	155,000	216,300

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2015 is shown in the table.

			PERCENT
INDUSTRY CATEGORY	COST (000)	VALUE (000)	COMMON NET ASSETS*
Financials
Banks	$13,638	$34,180	2.8%
Diversified Financials	26,805	65,484	5.3
Insurance	44,600	168,198	13.8
	85,043	267,862	21.9
Information Technology
Semiconductors & Semiconductor Equipment	24,319	52,019	4.3
Software & Services	28,850	45,022	3.7
Technology Hardware & Equipment	66,115	129,450	10.6
	119,284	226,491	18.6
Industrials
Capital Goods	73,019	92,156	7.5
Commercial & Professional Services	32,629	78,256	6.4
Transportation	1,569	1,572	0.1
	107,217	171,984	14.0
Consumer Staples
Food, Beverage & Tobacco	70,473	122,823	10.1
Food & Staples Retailing	9,322	46,630	3.8
	79,795	169,453	13.9
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	69,261	136,283	11.2
Consumer Discretionary
Automobiles & Components	16,175	20,402	1.7
Retailing	16,315	104,941	8.6
	32,490	125,343	10.3
Energy	110,679	114,314	9.4
Miscellaneous**	36,168	39,634	3.2
Telecommunication Services	21,263	20,387	1.7
Materials	15,667	16,177	1.3
	676,867	1,287,928	105.5
Short-Term Securities	131,649	131,649	10.8
Total Investments	$808,516	1,419,577	116.3
Other Assets and Liabilities - Net		(8,495)	(0.7)
Preferred Stock		(190,117)	(15.6)
Net Assets Applicable to Common Stock		$1,220,965	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $676,867,422)		$1,287,928,724
Money market fund (cost $131,648,548)		131,648,548
Total investments (cost $808,515,970)		1,419,577,272

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$2,735,128
Dividends, interest and other receivables	2,385,708
Qualified pension plan asset, net excess funded (note 7)	2,510,512
Prepaid expenses, fixed assets and other assets	1,120,951	8,752,299
TOTAL ASSETS		1,428,329,571
LIABILITIES
Payable for securities purchased	6,640,083
Accrued compensation payable to officers and employees	1,000,000
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	6,018,866
Accrued supplemental thrift plan liability (note 7)	2,825,472
Accrued expenses and other liabilities	543,093

TOTAL LIABILITIES		17,247,469

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 30,245,870 shares (note 5)		$1,220,964,927

NET ASSET VALUE PER COMMON SHARE		$40.37

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,245,870 shares at par value (note 5)	$30,245,870
Additional paid-in capital (note 5)	575,409,449
Undistributed net investment income (note 5)	2,701,638
Undistributed realized gain on securities sold	10,116,771
Accumulated other comprehensive loss (note 7)	(5,786,254)
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on investments	611,325,401

NET ASSETS APPLICABLE TO COMMON STOCK		$1,220,964,927

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $48,486)		$7,147,556

EXPENSES
Investment research	$1,683,708
Administration and operations	970,054
Office space and general	409,410
Auditing and legal fees	168,934
Stockholders’ meeting and reports	150,291
Transfer agent, custodian and registrar fees and expenses	105,071
Directors’ fees and expenses	56,989
State and local taxes	43,850	3,588,307
NET INVESTMENT INCOME		3,559,249
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions	8,144,029
Written option transactions (notes 1b and 4)	197,201
	8,341,230
Net increase in unrealized appreciation	5,816,238
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		14,157,468
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$14,888,724

	Three Months Ended
	March 31, 2015	Year Ended
OPERATIONS	(Unaudited)	December 31, 2014
Net investment income	$3,559,249	$9,735,291
Net realized gain on investments	8,341,230	102,101,749
Net increase (decrease) in unrealized appreciation	5,816,238	(27,988,358)
	17,716,717	83,848,682
Distributions to Preferred Stockholders:
From net investment income	—	(1,037,961)
From net capital gains	—	(10,274,011)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,888,724	72,536,710
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(3,962,010)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(9,462,665)
From net capital gains	—	(93,663,921)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(103,126,586)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	51,886,970
Cost of Common Shares purchased	(21,823,502)	(18,905,125)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(21,823,502)	32,981,845
NET DECREASE IN NET ASSETS	(6,934,778)	(1,570,041)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,227,899,705	1,229,469,746
END OF PERIOD (including under/over distributed net investment income of $2,701,638 and
($857,611), respectively)	$1,220,964,927	$1,227,899,705

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended
March 31, 2015 and for each year in the five-year period ended December 31, 2014. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2015		Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$39.77	$41.07	$32.68	$29.78	$31.26	$27.50
Net investment income	.12	.32	.17	.24	.18	.19
Net gain (loss) on securities -
realized and unrealized	.57	2.39	10.51	5.05	(.68)	4.37
Other comprehensive income (loss)	—	(.13)	.20	—	(.10)	—
	.69	2.58	10.88	5.29	(.60)	4.56
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)	(.04)	(.11)	(.07)
Distributions from net capital gains	—	(.34)	(.35)	(.35)	(.27)	(.30)
Unallocated	(.09)	—	—	—	—	—
	(.09)	(.38)	(.39)	(.39)	(.38)	(.37)
Total from investment operations	.60	2.20	10.49	4.90	(.98)	4.19
Distributions on Common Stock:
Dividends from net investment income	—	(.32)	(.18)	(.21)	(.15)	(.08)
Distributions from net capital gains	—	(3.18)	(1.92)	(1.79)	(.35)	(.35)
	—	(3.50)	(2.10)	(2.00)	(.50)	(.43)

Net asset value, end of period	$40.37	$39.77	$41.07	$32.68	$29.78	$31.26
Per share market value, end of period	$34.98	$35.00	$35.20	$27.82	$24.91	$26.82
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(0.06%)*	9.32%	34.24%	19.77%	(5.29%)	16.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,220,965	$1,227,900	$1,229,470	$955,418	$886,537	$950,941
Ratio of expenses to average net assets
applicable to Common Stock	1.18%**	1.10%	1.27%	1.67%	1.39%	1.54%
Ratio of net income to average net assets
applicable to Common Stock	1.17%**	0.78%	0.47%	0.74%	0.56%	0.66%
Portfolio turnover rate	5.40%*	14.98%	17.12%	9.56%	11.17%	18.09%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	742%	746%	747%	603%	566%	600%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.13	$26.01	$25.30	$25.54	$25.47	$24.95

*Not annualized
**Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codifi cation 946, Financial Services - Investment
Companies (“ASC946”), and Articles 6 and 10 of Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,287,928,724	—	—	$1,287,928,724
Money market fund	131,648,548	—	—	131,648,548
Total	$1,419,577,272	—	—	$1,419,577,272

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2015 amounted to $69,420,092 and $116,669,564, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options during the three months ended March 31, 2015 were as follows:

	Covered Calls
	Contracts	Premiums
Options outstanding, December 31, 2014	2,100	$245,504
Options terminated in closing purchase transaction	(1,900)	(200,966)
Options expired	(200)	(44,538)
Options outstanding, March 31, 2015	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 30,245,870 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2015.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2015 and the year ended December 31, 2014 were as follows:

		Shares			Amount
	2015		2014	2015		2014
Shares issued in payment of dividends and distributions
(includes 1,473,643 shares issued from treasury)	—		1,473,643	—		$1,473,643
Increase in paid-in capital				—		50,413,327
Total increase				—		51,886,970
Shares purchased (at an average discount from net asset value
of 13.6% and 14.4%, respectively)	(625,974)		(541,367)	(625,974)		(541,367)
Decrease in paid-in capital				(21,197,528)		(18,363,758)
Total decrease				(21,823,502)		(18,905,125)
Net increase (decrease)	(625,974)		932,276	($21,823,502)		$32,981,845

At March 31, 2015, the Company held in its treasury 1,735,002 shares of Common Stock with an aggregate cost in the amount of $59,131,030.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The tax basis distribution during the year ended December 31, 2014 is as follows: ordinary distributions of $18,792,969 and net capital gains distributions of $95,645,589. As of December 31, 2014, distributable earnings on a tax basis included $2,028,405 from undistributed net capital gains and $605,509,163 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31,
2014. As a result, additional paid-in capital was decreased by $724, accumulated net realized gain on investment transactions was decreased by $98,539 and net investment increased by $99,263. As of December 31, 2014 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2015 to its offi cers (identifi ed on back cover) amounted to $1,694,000.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The pension plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the three months ended March 31, 2015 were:

Service cost	$150,995
Interest cost	223,136
Expected return on plan assets	(316,433)
Amortization of prior service cost	10,241
Amortization of recognized net actuarial loss	160,533

Net periodic benefi t cost	$228,472

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2015 was $135,570. The qualifi ed thrift plan acquired 5,500 shares of the Company’s Common Stock during the three months ended March 31, 2015 and held 544,088 shares of the Company’s
Common Stock at March 31, 2015.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards con-
struction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates.
Rental expense approximated $283,000 for the three months ended March 31, 2015. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2015 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 16, 2014, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s princi-
pal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
John D. Gordan, III	Raymond S. Troubh
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Corporate Secretary
Linda J. Genid, Assistant Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENTAUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 15, 2015 were as follows:
	For	Withheld
Election of Directors:
Rodney B. Berens	28,696,742	6,077,096
Lewis B. Cullman	30,673,487	4,100,351
Spencer Davidson	30,674,706	4,099,132
John D. Gordan, III	30,814,429	3,959,409
Betsy F. Gotbaum	30,646,424	4,127,414
Sidney R. Knafel	30,767,753	4,006,085
Daniel M. Neidich	30,899,510	3,874,328
Jeffrey W. Priest	30,812,274	3,961,564

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,750,417	131,857
Raymond S. Troubh	6,719,122	163,152

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2015:
For - 32,563,338; Against - 347,592 ; Abstain - 2,050,013

Non-Binding Shareholder Proposal:
For - 4,920,866; Against - 16,916,755; Abstain - 388,291